Exhibit 10.1

AMENDMENT NO. 1 TO WARRANTS

This AMENDMENT NO. 1TO WARRANTS (this “Amendment”) is made and entered into as of June 20, 2011, by and between SulphCo, Inc., a Nevada corporation (the “Company” or “SulphCo”), ______________, and _________________ (the “Warrant Holders”).

RECITALS

1.
The Company and the Warrant Holders are parties to SulphCo warrant nos. K-1 and K-2 (the “K-Series Warrants”), SulphCo warrant nos. L-1 and L-2 (the “L-Series Warrants”), and SulphCo warrant no. M-1 (the “M-Series Warrant”) (taken together the “Warrants”).  Capitalized terms used and not defined in this Amendment shall have the respective meanings set forth in the Warrants, as applicable.

2.	The Company and the Warrant Holders now wish to further modify certain terms of the Warrants.

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the Company and the Warrant Holders agree as follows:

1.      Exercise of Warrants.  Subject to the terms hereof, the Warrant Holders agree to exercise the K-Series Warrants, the L-Series Warrants and the M-Series Warrant as set forth herein.

1.1	The exercise price of the Warrants shall be reduced from $0.20 to $0.02.

1.2	The L-Series Warrants and the M-Series Warrant shall become immediately exercisable.

1.3	Subject to the terms hereof, the Warrant Holders agree to immediately exercise fifty percent (50%) of the Warrants on the date of this Amendment.

2.      Closing.  Subject to the terms hereof, the Company and the Warrant Holders agree that the closing of the exercise of the Warrants (the “Closing”), pursuant to Section 1.3, shall occur on the date of this Amendment (the “Closing Date”).

2.1
On or before the Closing Date, the Company shall (i) deliver to the Warrant Holders certificates for the Warrants reflecting revisions pursuant to Section 1.1 and Section 1.2, as applicable, (ii) issue to the Warrant Holders certificates representing free trading shares issued upon exercise of the Warrants, and (iii) deliver as soon as practicable an effective prospectus supplement that covers the issuance of the Warrants.

2.2	On or before the Closing Date, the Warrant Holders shall deliver to the Company the Exercise Notice required under the Warrants and the Exercise Price in immediately available funds.

3.
Continued Validity of the Warrants.  The parties hereto agree that the Warrants remain in full force and effect, modified only to the extent necessary to give effect to this Amendment and the transaction contemplated herein.

4.	Miscellaneous

4.1
Fees and Expenses.  Each party hereto will bear the fees and expenses of its own counsel and advisors in connection with the negotiation and entering into this Amendment, except that the Company shall pay the Placement Agent fee.

4.2
Entire Agreement.  This Amendment and the Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

4.3	Amendments. No provision of this Amendment may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Warrant Holders.

4.4	Amendment Controls. If any topic is addressed in both the Warrants and in this Amendment, this Amendment shall control.

4.5
Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

4.6
Execution.  This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same document and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

4.7
Severability.  If any provision of this Amendment is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Amendment.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective signatories as of the date first indicated above.

SULPHCO, INC.

By: _____________________________

Name: Stanley W. Farmer

Title: President and Chief Financial Officer

WARRANT HOLDERS	WARRANT HOLDERS

By: _____________________________	By: ____________________________

Name: ___________________________	Name: __________________________

Title: ____________________________	Title: ___________________________